UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 31, 2020

Tompkins Financial Corporation

(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

118 E. Seneca Street,	PO Box 460,	Ithaca	New York	14851
(Address of Principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code	(607)	273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	TMP	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 31, 2020, Tompkins Financial Corporation, (the “Company”) issued a press release announcing its earnings for the calendar quarter and full year ended December 31, 2019. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

On January 31, 2020, the Company issued a press release announcing that its Board of Directors approved payment of a regular quarterly cash dividend of $0.52 per share, payable on February 18, 2020, to common shareholders of record on February 10, 2020. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

On January 31, 2020, the Company also announced that its Board of Directors has authorized the repurchase of up to 400,000 shares of the Company's outstanding common stock. This program replaces the Company's existing 400,000 share repurchase program announced on July 20, 2018. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

The shares may be repurchased from time to time in open market transactions at prevailing market prices, in privately negotiated transactions, or by other means in accordance with federal securities laws. The actual timing, number and value of shares repurchased under the program will be determined by management at its discretion and will depend on a number of factors, including the market price of the Company's stock and general market and economic conditions, and applicable legal requirements. The information contained in this report, including Exhibits 99.1, 99.2, and 99.3, shall not be deemed "filed" with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)     Not applicable.
(b)     Not applicable.
(c)    Not applicable.
(d)     Exhibits.

EXHIBIT INDEX

Exhibit No.        Description

99.1	Press Release of Tompkins Financial Corporation dated January 31, 2020

99.2	Press Release of Tompkins Financial Corporation dated January 31, 2020

99.3	Press Release of Tompkins Financial Corporation dated January 31, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: January 31, 2020         /S/ Stephen S. Romaine
Stephen S. Romaine
President and CEO